Quarterly Holdings Report
for
Fidelity Freedom® Blend 2045 Fund
June 30, 2024
FBF-Y45-NPRT1-0824
1.9892477.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/25/24 to 9/26/24 (b) (Cost $3,004,918)	3,020,000	3,004,968

Domestic Equity Funds - 52.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	14,183,206	280,118,326
Fidelity Series Commodity Strategy Fund (c)	192,000	18,675,877
Fidelity Series Large Cap Growth Index Fund (c)	7,805,397	180,148,554
Fidelity Series Large Cap Stock Fund (c)	7,980,345	183,069,104
Fidelity Series Large Cap Value Index Fund (c)	20,816,514	326,194,780
Fidelity Series Small Cap Core Fund (c)	576,708	6,643,671
Fidelity Series Small Cap Opportunities Fund (c)	4,020,454	60,065,590
Fidelity Series Value Discovery Fund (c)	7,868,961	120,395,109
TOTAL DOMESTIC EQUITY FUNDS (Cost $911,014,733)		1,175,311,011

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	4,046,127	61,056,053
Fidelity Series Emerging Markets Fund (c)	6,504,482	59,906,278
Fidelity Series Emerging Markets Opportunities Fund (c)	12,841,207	241,543,099
Fidelity Series International Growth Fund (c)	8,560,883	156,835,374
Fidelity Series International Index Fund (c)	4,739,528	58,817,543
Fidelity Series International Small Cap Fund (c)	1,863,995	31,781,109
Fidelity Series International Value Fund (c)	12,509,203	158,116,325
Fidelity Series Overseas Fund (c)	11,174,064	157,219,084
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $824,055,334)		925,274,865

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	111,314	1,077,517
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	140,918	1,075,201
Fidelity Series Emerging Markets Debt Fund (c)	1,441,078	11,254,819
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	390,215	3,453,406
Fidelity Series Floating Rate High Income Fund (c)	238,540	2,142,093
Fidelity Series High Income Fund (c)	1,365,277	11,495,635
Fidelity Series Long-Term Treasury Bond Index Fund (c)	17,268,117	94,801,961
Fidelity Series Real Estate Income Fund (c)	221,539	2,146,711
TOTAL BOND FUNDS (Cost $150,366,811)		127,447,343

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $3,275,836)	3,275,181	3,275,836

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,891,717,632)	2,234,314,023
NET OTHER ASSETS (LIABILITIES) - 0.0%	(795,842)
NET ASSETS - 100.0%	2,233,518,181

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	19	Sep 2024	2,226,040	1,462	1,462
ICE MSCI Emerging Markets Index Contracts (United States)	125	Sep 2024	6,801,250	13,414	13,414

TOTAL EQUITY INDEX CONTRACTS					14,876

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	749	Sep 2024	82,378,297	504,565	504,565
CBOT 5-Year U.S. Treasury Note Contracts (United States)	418	Sep 2024	44,549,656	204,090	204,090
CBOT Long Term U.S. Treasury Bond Contracts (United States)	82	Sep 2024	9,701,625	83,829	83,829

TOTAL TREASURY CONTRACTS					792,484

TOTAL PURCHASED					807,360

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	76	Sep 2024	20,981,700	(38,818)	(38,818)

TOTAL FUTURES CONTRACTS					768,542
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,004,968.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	1,950,260	14,828,085	13,502,482	28,955	(27)	-	3,275,836	0.0%
Total	1,950,260	14,828,085	13,502,482	28,955	(27)	-	3,275,836

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	1,004,554	70,954	12,265	531	17	14,257	1,077,517
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,011,768	70,825	12,265	403	111	4,762	1,075,201
Fidelity Series Blue Chip Growth Fund	250,485,006	17,823,383	12,185,298	-	291,712	23,703,523	280,118,326
Fidelity Series Canada Fund	58,029,702	5,297,564	1,366,977	-	(19,990)	(884,246)	61,056,053
Fidelity Series Commodity Strategy Fund	13,758,499	4,890,073	330,941	-	12,888	345,358	18,675,877
Fidelity Series Emerging Markets Debt Fund	10,516,077	937,932	134,918	163,291	1,853	(66,125)	11,254,819
Fidelity Series Emerging Markets Debt Local Currency Fund	3,343,811	197,185	34,343	-	(313)	(52,934)	3,453,406
Fidelity Series Emerging Markets Fund	54,484,705	3,688,027	1,142,543	-	39,212	2,836,877	59,906,278
Fidelity Series Emerging Markets Opportunities Fund	219,881,668	16,732,116	7,201,539	-	296,358	11,834,496	241,543,099
Fidelity Series Floating Rate High Income Fund	1,994,812	187,960	24,531	47,116	(27)	(16,121)	2,142,093
Fidelity Series Government Money Market Fund 5.42%	5,149	-	5,149	8	-	-	-
Fidelity Series High Income Fund	10,740,891	934,874	132,465	174,318	1,200	(48,865)	11,495,635
Fidelity Series International Growth Fund	146,251,401	14,634,209	1,745,579	-	42,921	(2,347,578)	156,835,374
Fidelity Series International Index Fund	55,113,484	4,524,545	658,673	-	30,690	(192,503)	58,817,543
Fidelity Series International Small Cap Fund	30,872,435	2,109,368	367,926	-	10,011	(842,779)	31,781,109
Fidelity Series International Value Fund	147,358,808	13,238,850	3,095,762	-	(6,441)	620,870	158,116,325
Fidelity Series Large Cap Growth Index Fund	158,593,575	11,687,051	3,693,558	295,164	7,368	13,554,118	180,148,554
Fidelity Series Large Cap Stock Fund	168,348,694	11,531,513	4,965,623	-	(36,688)	8,191,208	183,069,104
Fidelity Series Large Cap Value Index Fund	300,999,376	35,146,294	3,545,849	-	23,627	(6,428,668)	326,194,780
Fidelity Series Long-Term Treasury Bond Index Fund	99,577,937	9,311,477	11,713,171	819,034	(4,918,943)	2,544,661	94,801,961
Fidelity Series Overseas Fund	146,591,358	12,384,103	1,878,298	-	83,658	38,263	157,219,084
Fidelity Series Real Estate Income Fund	1,995,074	173,844	24,531	32,998	464	1,860	2,146,711
Fidelity Series Short-Term Credit Fund	378,439	-	376,518	434	8,626	(10,547)	-
Fidelity Series Small Cap Core Fund	3,043,633	4,483,122	806,367	29,192	(35,246)	(41,471)	6,643,671
Fidelity Series Small Cap Opportunities Fund	74,276,214	3,869,369	16,454,761	-	569,678	(2,194,910)	60,065,590
Fidelity Series Treasury Bill Index Fund	23,455	-	23,455	37	-	-	-
Fidelity Series Value Discovery Fund	110,717,142	14,793,390	1,310,886	-	39,048	(3,843,585)	120,395,109
	2,069,397,667	188,718,028	73,244,191	1,562,526	(3,558,206)	46,719,921	2,228,033,219

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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